SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)       November 25, 1996
                                                ------------------------------


                        Power Control Technologies Inc.
-----------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



  Delaware                            1-13780                  02-0423416
-----------------------------------------------------------------------------
(State or Other                     (Commission             (IRS Employer
 Jurisdiction of                     File Number)          Identification No.)
 Incorporation)


35 East 62nd Street, New York, New York                               10021
-----------------------------------------------------------------------------
(Address of Principal Executive Offices)                           (Zip Code)



Registrant's telephone number, including area code        (212) 572-8600
                                                  ---------------------------


                                 Not Applicable
-----------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

    On November 25, 1996, Mafco Consolidated Group, Inc., a Delaware corporation ("Mafco"), and Power Control Technologies Inc., a Delaware corporation ("PCT"), consummated the transactions contemplated by a Stock and VSR Purchase Agreement (the "Purchase Agreement"), dated as of October 23, 1996, by and among Mafco, PCT and PCT International Holdings Inc., a Delaware corporation and wholly owned subsidiary of PCT ("Purchaser"). Pursuant to the Purchase Agreement, Purchaser acquired from Mafco (the "Flavors Acquisition"), all the issued and outstanding shares (the "Shares") of capital stock of Flavors Holdings Inc., a Delaware corporation and wholly owned subsidiary of Mafco ("Flavors"), and 23,156,502 Value Support Rights (each a "VSR" and collectively, the "VSRs") issued pursuant to a Value Support Rights Agreement (the "VSR Agreement"), dated November 25, 1996 between Mafco and American Stock Transfer & Trust Company, as trustee. Flavors, through its wholly owned subsidiary Mafco Worldwide Corporation ("Mafco Worldwide"), a Delaware corporation, operates a licorice extract and other flavoring agents manufacturing and distributing business.

    In consideration for the Shares and VSRs, Purchaser paid Mafco cash in the amount of $180 million. In addition, Purchaser will pay Mafco deferred cash payments of $3.7 million on June 30, 1997 and $3.5 million on December 31, 1997. The source of funds for such payments was, and is anticipated to be, available cash.

    It is anticipated that the VSRs will be distributed to all holders of PCT Common Stock and Mafco, as the sole holder of the PCT Preferred Stock, promptly following the effectiveness of a registration statement filed by Mafco with the Securities and Exchange Commission. Each VSR, subject to certain limitations, entitles its holder to receive a payment, if any, of up to $3.25 per VSR if the 30-Day Average Market Price (as defined in the VSR Agreement) of PCT Common Stock is below $11.00 per share on January 1, 1999; provided, however, Mafco has an optional right to call the VSRs each April 1, July 1, October 1 and January 1 from and including April 1, 1997 to and including October 1, 1998 (each, an "Optional Call Date"). If Mafco calls the VSRs on or before January 1, 1998, holders will be entitled to receive a payment of at least $0.50 and up to $3.25 per VSR if the 30-Day Average Market Price is below $10.25 per share as of such Optional Call Date. If Mafco calls the VSRs after January 1, 1998, each VSR will entitle its holder to a payment, if any, of up to $3.25 per VSR if the 30-Day Average Market Price is below $11.00 per share on such Optional Call Date.

    Pursuant to the Purchase Agreement, Mafco has agreed to indemnify Purchaser, its subsidiaries and affiliates and certain other persons against damages resulting from or arising out of any breach of any representation or warranty or failure to perform any covenant or agreement made by Mafco under the Purchase Agreement. Similarly, PCT and Purchaser, jointly and severally, have agreed to indemnify Mafco, its subsidiaries and affiliates and certain other persons against damages resulting from or arising out of any breach of any representation or warranty or failure to perform any covenant or agreement made by or on behalf of PCT or Purchaser under the Purchase Agreement or any documents delivered by PCT or Purchaser in connection therewith. Notwithstanding the foregoing, neither Mafco nor PCT and Purchaser will be required to indemnify the other unless the cumulative total of all such damages exceeds $2,000,000 and then only to the extent the cumulative total of such damages exceeds $2,000,000; provided, however, that the maximum amount that Mafco or PCT and Purchaser will be liable for under the Purchase Agreement is $100,000,000. The limitations on liability described in the preceding sentence do not apply to liability for taxes.

    The terms of the Purchase Agreement and the VSR Agreement were the result of arm's-length negotiations between Mafco and PCT. Each of the Purchase Agreement and VSR Agreement were unanimously approved by the Boards of Directors of Mafco and PCT and, in the case of PCT, by a Special Committee of independent directors formed for the purpose of considering the transaction. Mafco and certain of its affiliates beneficially own 36.4% of the outstanding shares of PCT common stock on a fully diluted basis and officers of Mafco and certain of its affiliates constitute five of the eight members of PCT's Board of Directors.

    Immediately following the Flavors Acquisition, Purchaser contributed all outstanding shares of common stock of Pneumo Abex Corporation, a Delaware corporation ("Pneumo Abex"), to Flavors and Flavors contributed such shares to Mafco Worldwide, which resulted in Pneumo Abex becoming a wholly owned subsidiary of Mafco Worldwide. On November 25, 1996, Mafco Worldwide merged with and into Pneumo Abex with Pneumo Abex being the surviving corporation, the directors of Mafco Worldwide becoming the directors of Pneumo Abex and Pneumo Abex becoming a wholly owned subsidiary of Flavors.

    A copy of each of the Purchase Agreement and the VSR Agreement is filed herewith as Exhibits 2.1 and 4.1, respectively, and each is incorporated herein by reference. The foregoing summary of each of the Purchase Agreement and the VSR Agreement does not purport to be complete and is qualified in its entirety by reference to the provisions of such agreements.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


    On November 25, 1996, the Registrant engaged Ernst & Young LLP ("E&Y"), to replace Arthur Andersen LLP ("AA") as its independent auditors. This change of auditors was approved by the Registrant's Board of Directors based upon the recommendation of its Audit Committee.

    On November 25, 1996, the Registrant consummated the Flavors Acquisition. E&Y has been the independent auditors for Flavors since 1987.

    Prior to the Flavors Acquisition, the Registrant had no operating assets. Its primary assets were short term marketable securities. Substantially all of these securities were used to acquire Flavors. Accordingly, the capital stock of Flavors is currently the Registrant's primary asset. E&Y is also the auditor for Mafco.

    In connection with the audits of the Registrant's financial statements for each of the years in the two year period ended December 31, 1995 and subsequent interim period, there have been no disagreements with AA on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures.

    The reports of AA on the Registrant's financial statements for each of the years in the two year period ended December 31, 1995 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

    The Registrant has requested AA to furnish it a letter addressed to the Commission stating whether it agrees with the statements in the two preceding paragraphs. A copy of that letter, dated November 26, 1996 is filed herewith as
Exhibit 16.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)   Financial Statements of Business Acquired.

      The following financial statements of Mafco Worldwide Corporation are incorporated herein by reference from Exhibit 99.1 filed herewith:

      1.    Consolidated Balance Sheets as of December 31, 1995 and 1994.

      2. Consolidated Statements of Earnings for the years ended December 31, 1995, 1994 and 1993.

      3. Consolidated Statements of Stockholder's Deficit for the years ended December 31, 1995, 1994 and 1993.

      4.    Consolidated   Statements  of  Cash  Flows  for  the  years  ended
            December 31, 1995, 1994 and 1993.

      5.    Notes to Consolidated Financial Statements.

      6. Report of Ernst & Young LLP, independent accountants, on the consolidated financial statements of Mafco Worldwide Corporation as of December 31, 1995 and 1994 for each of the three years in the period ended December 31, 1995.

      The financial statements of Flavors Holdings Inc. have not been included herein because the consolidated net earnings, total assets, stockholder's deficit and cash flows of Flavors Holdings Inc. and Mafco Worldwide Corporation are equivalent for all periods for which historical financial statements are presented.

(b)   Pro Forma Financial Information

      The unaudited pro forma condensed statements of operations for the year ended December 31, 1995 and the nine month period ended September 30, 1996 give pro forma effect to the Flavors Acquisition, the dividend by Flavors of $5.4 million to Mafco prior to the Flavors Acquisition and the distribution of the VSRs to PCT's shareholders (collectively the "Transactions"), assuming that the Transactions had been consummated on January 1, 1995, and the unaudited pro forma condensed balance sheet as of September 30, 1996, gives pro forma effect to the Transactions, assuming that the Transactions had been consummated on September 30, 1996. The pro forma adjustments are based upon available information and certain assumptions that the management of PCT believes are reasonable. The unaudited pro forma condensed financial statements use the purchase method of accounting for the Flavors Acquisition based upon preliminary purchase price allocations. The pro forma financial data do not purport to represent the results of operations or the financial position of PCT that actually would have occurred had the Transactions been consummated on the aforesaid dates, or project the results of operations or financial position of PCT and its subsidiaries for any future date or period.

                        Power Control Technologies Inc.
                       Pro Forma Condensed Balance Sheet
                               September 30, 1996
                             (Dollars in millions)
                                  (Unaudited)

                                                                         Historical
                                                        Historical          Mafco          Pro Forma         Pro Forma
                                                           PCT            Worldwide       Adjustments           PCT
                                                       ------------     ------------     -------------      -----------
                   ASSETS
Current assets:
   Cash, cash equivalents  and marketable securities     $  199.9        $      9.9      $  (183.0)(1)       $    21.4
                                                                                              (5.4)(2)
   Accounts receivable, net                                                    12.1                               12.1
    Inventories                                                                43.9            1.0 (3a)           44.9
   Prepaid expenses and other                                 0.7               1.3                                2.0
                                                       ------------     ------------     -------------      -----------
     Total current assets                                   200.6              67.2         (187.4)               80.4

Property, plant & equipment, net                                               10.5           10.0 (3b)           20.5
Deferred debt costs                                                             3.6           (3.6)(3c)            -
Value support rights                                                                          34.8 (3d)            -
                                                                                             (34.8)(4)
Other assets                                                 13.8               0.8           42.3 (3e)           56.9
Intangibles                                                                     1.5          163.2 (3f)          164.7
                                                       ------------     ------------     -------------      -----------
                                                         $  214.4        $     83.6      $    24.5           $   322.5
                                                       ============     ============     =============      ===========

          LIABILITIES AND STOCKHOLDERS' EQUITY

Current portion LTD and short term borrowings                            $     11.2      $     3.7 (1)       $    14.9
Accrued expenses and other                               $    4.0              13.5                               17.5
                                                       ------------     ------------     -------------      -----------
     Total current liabilities                                4.0              24.7            3.7                32.4
Long term debt                                                                 99.9            8.0 (3g)          111.4
                                                                                               3.5 (1)
Other liabilities                                             4.4               3.1                                7.5
Convertible preferred stock                                  20.0                                                 20.0
Stockholders' equity                                        186.0             (44.1)          49.5 (5)           151.2
                                                                                              (5.4)(2)
                                                                                             (34.8)(4)
                                                       ------------     ------------     -------------      -----------

                                                         $  214.4        $     83.6      $    24.5           $   322.5
                                                       ============     ============     =============      ===========

                See notes to pro forma condensed balance sheet
                                       5

                        Power Control Technologies Inc.
                  Pro Forma Condensed Statement of Operations
                               September 30, 1996
                             (Dollars in millions)
                                  (Unaudited)

                                                                         Historical
                                                        Historical          Mafco          Pro Forma         Pro Forma
                                                           PCT            Worldwide       Adjustments           PCT
                                                       ------------     ------------     -------------      -----------
Net sales                                                                $     77.7                          $    77.7
Cost of sales                                                                  43.6       $     0.9 (1)           44.5
                                                       ------------     ------------                        -----------
Gross profit                                                                   34.1                               33.2
Selling, general and administrative expenses            $     1.2               6.5             3.2 (2)           10.9
                                                       ------------     ------------                        -----------
Operating income                                             (1.2)             27.6                               22.3
Non-operating expenses (income):
  Interest expense                                                              9.1            (2.2)(3)            6.9
  Amortization of deferred charges                                              0.9            (0.9)(4)            -
  Other, net                                                 (7.9)             (0.1)            5.5 (5)           (2.5)
                                                       ------------     ------------                        -----------

Income from continuing operations before income taxes         6.7              17.7                               17.9
Provision for income taxes                                                      6.9            (4.9)(6)            2.0
                                                       ------------     ------------                        -----------
Income from continuing operations                             6.7              10.8                               15.9
Preferred stock dividend                                      1.2                                                  1.2
                                                       ------------     ------------                        -----------
Income from continuing operations available to
  common shareholders                                   $     5.5        $     10.8                          $    14.7
                                                       ============     ============                        ===========

Pro forma primary earnings per share from
  continuing operations (7)                                                                                  $    0.71
Pro forma fully diluted earnings per share from
  continuing operations (7)                                                                                  $    0.68

                See notes to pro forma condensed statement of operations
                                       6

                        Power Control Technologies Inc.
                  Pro Forma Condensed Statement of Operations
                               December 31, 1995
                             (Dollars in millions)
                                  (Unaudited)

                                                                         Historical
                                                        Historical          Mafco          Pro Forma         Pro Forma
                                                           PCT            Worldwide       Adjustments           PCT
                                                       ------------     ------------     -------------      -----------
Net sales                                                                $    103.2                          $   103.2
Cost of sales                                                                  60.0            2.2 (1)            62.2
                                                       ------------     ------------                        -----------
Gross profit                                                                   43.2                               41.0
Selling, general and administrative expenses            $     12.2              9.2            4.3 (2)            25.7
                                                       ------------     ------------                        -----------
Operating income                                             (12.2)            34.0                               15.3
Non-operating expenses (income):
  Interest expense                                             0.4             13.5           (2.9)(3)            11.0
  Amortization of deferred charges and bank fees                                0.9           (0.9)(4)            -
  Other, net                                                  (8.5)            (0.2)                              (8.7)
                                                       ------------     ------------                        -----------

Income from continuing operations before income taxes         (4.1)            19.8                               13.0
Provision for income taxes                                                      7.7           (5.5)(6)             2.2
                                                       ------------     ------------                        -----------
Income from continuing operations                             (4.1)            12.1                               10.8
Preferred stock dividend                                       0.9                                                 0.9
                                                       ------------     ------------                        -----------
Income from continuing operations available to
  common shareholders                                   $     (5.0)      $     12.1                          $     9.9
                                                       ============     ============                        ===========



Pro forma primary earnings per share from
  continuing operations (7)                                                                                  $    0.48
Pro forma fully diluted earnings per share from
  continuing operations (7)                                                                                  $    0.49

                See notes to pro forma condensed statement of operations
                                       7

NOTES TO PRO FORMA CONDENSED BALANCE SHEET (DOLLARS IN MILLIONS)

1) Purchase price for the Flavors Acquisition of $183 in cash (including estimated transaction costs of $3.0) and deferred cash payments of $7.2.

2)    Dividend declared by Flavors to Mafco prior to the Flavors Acquisition.

3)    Preliminary  allocation of purchase price in connection with the Flavors
      Acquisition:

      a) inventory adjustment of $1.0

      b) property, plant and equipment adjustment of $10.0

      c) elimination of historical deferred charges of Flavors of $3.6.

      d) 23,156,502 VSRs valued at $1.50 per VSR, the estimated fair value of the VSRs on the date of issuance.

      e) other  assets  adjustment  of  $42.3  reflects   recognition  of  net
         operating loss carryforwards.

      f) goodwill and intangibles adjustment of $163.2.

      g) long term debt adjustment of $8 reflects discounting of $85.0 face amount of Mafco Worldwide notes at credit agreement borrowing rate of approximately 8% based on Mafco's intention to refinance such notes with credit agreement borrowings on 11/15/97, the first call date.

4)    Distribution of VSRs to the PCT shareholders.

5) Elimination of historical stockholder's deficit of Flavors (including dividend of $5.4 declared by Flavors to Mafco immediately prior to the Flavors Acquisition).

NOTES TO PRO FORMA CONDENSED STATEMENT OF OPERATIONS (DOLLARS IN MILLIONS)

1) Depreciation expense related to the pro forma balance sheet adjustment to property, plant and equipment over a weighted average life of 9 years and for the year ended December 31, 1995 amortization of pro forma balance sheet adjustment to inventory of $1.0.

2) Amortization expense related to the pro forma balance sheet adjustment to goodwill and other intangibles over a period of 35- 40 years.

3) Reduction in interest expense reflects discounting of $85.0 face amount of Mafco Worldwide notes at credit agreement borrowing rate of approximately 8% based on Mafco's intention to refinance such notes with credit agreement borrowings on 11/15/97, the first call date.

4)    Elimination of historical amortization of deferred charges.

5) Elimination of interest income on cash at PCT for period 4/15-9/30/96, reflecting cash used for the Flavors Acquisition. On 4/15/96, PCT's aerospace operations were sold. Accordingly, the historical financial statements for the year ended December 31, 1995 and the nine months ended September 30, 1996 reflect such operations as discontinued operations.

6)    Tax effect of the pro forma adjustments.

7) Pro Forma primary earnings per share from continuing operations is based on 20.7 million shares outstanding. Pro forma fully diluted earnings per share from continuing operations reflects the conversion of PCT preferred stock into 2.5 million common shares from June 15, 1995, the date of its issuance.

(c)   Exhibits

      2.1 Stock and VSR Purchase Agreement, dated as of October 23, 1996, by and between Mafco Consolidated Group Inc., Power Control Technologies Inc. and PCT International Holdings Inc. (incorporated by reference from Exhibit 7 of the Mafco Consolidated Group Inc.'s
            Schedule 13D, dated October 25, 1996, filed with respect to Power Control Technologies Inc.).

      4.1 Value Support Rights Agreement dated November 25, 1996 between Mafco Consolidated Group Inc. and American Stock Transfer & Trust Company, as the trustee (incorporated by reference from Exhibit
            4.1 of Form 8-K of Mafco Consolidated Group Inc. filed on November 27, 1996).

      16.1  Letter on change in certifying accountant.

      99.1 Consolidated Financial Statements of Mafco Worldwide Corporation and Report of Ernst & Young LLP.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   November 27, 1996

                                          POWER CONTROL TECHNOLOGIES INC.


                                          By: /s/Laurence Winoker
                                             -----------------------------
                                          Name:  Laurence Winoker
                                          Title: Vice President and Controller

                                 EXHIBIT INDEX
                                 -------------
Exhibit
  No.       Page
-------     ----
2.1         Stock and VSR  Purchase  Agreement,  dated as of October 23, 1996, by and  between  Mafco  Consolidated  Group  Inc.,  Power  Control
            Technologies   Inc.   and   PCT   International    Holdings   Inc.
            (incorporated by reference to Exhibit 7 of the Mafco  Consolidated
            Group Inc.'s Schedule 13D, dated October 25, 1996, filed with respect to Power Control Technologies Inc.).

4.1 Value Support Rights Agreement dated November 25, 1996 between Mafco Consolidated Group Inc. and American Stock Transfer & Trust Company, as the trustee (incorporated by reference from Exhibit
            4.1 of Form 8-K of Mafco Consolidated Group Inc. filed on November 27, 1996).

16.1        Letter on change in certifying accountant.

99.1 Consolidated Financial Statements of Mafco Worldwide Corporation and Report of Ernst & Young LLP.